UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-32970	20-5196741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 450-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K of Alberto-Culver Company (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on December 23, 2009 (the “Initial Form 8-K”) to include financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K. The financial statements and pro forma financial information were permitted to be excluded from the Initial Form 8-K and filed by amendment no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on December 18, 2009 Alberto-Culver UK Products Limited (“AC UK Products”), a wholly owned subsidiary of the Company, completed the acquisition of all of the issued and outstanding shares of Simple Health & Beauty Group Limited (“Simple”). Simple is a leading skin care company based in the United Kingdom that was owned primarily by Duke Street, a mid-market private equity fund. AC UK Products was organized by the Company for the purpose of acquiring Simple. The total purchase price was approximately £240 million including the acquisition of Simple’s issued and outstanding shares and the retirement of all of its debt, and the transaction was funded from the Company’s existing cash.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following financial statements of Simple, which are required to be filed pursuant to Item 9.01 (a) of Form 8-K, are attached hereto as Exhibit 99.1:

Simple Health & Beauty Group Limited Consolidated Financial Statements as of and for the Year Ended December 31, 2008

•	Independent Auditors’ Report

•	Consolidated Profit and Loss Account for the Year Ended December 31, 2008

•	Consolidated Balance Sheet as of December 31, 2008

•	Consolidated Cash Flow Statement for the Year Ended December 31, 2008

•	Notes to the Consolidated Financial Statements for the Year Ended December 31, 2008

The following financial statements of Simple, which are required to be filed pursuant to Item 9.01 (a) of Form 8-K, are attached hereto as Exhibit 99.2:

Simple Health & Beauty Group Limited Consolidated Financial Statements (Unaudited) as of September 30, 2009 and for the Nine Months Ended September 30, 2009 and 2008

•	Consolidated Profit and Loss Accounts (Unaudited) for the Nine Months Ended September 30, 2009 and 2008

•	Consolidated Balance Sheet (Unaudited) as of September 30, 2009

•	Consolidated Cash Flow Statements (Unaudited) for the Nine Months Ended September 30, 2009 and 2008

•	Notes to the Consolidated Financial Statements (Unaudited) for the Nine Months Ended September 30, 2009

As allowed by the SEC’s rules and regulations, the consolidated financial statements noted above and attached in Exhibits 99.1 and 99.2 for Simple Health & Beauty Group Limited as of and for the year ended December 31, 2008 and as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, have all been prepared in accordance with United Kingdom Generally Accepted Accounting Practice (“U.K. GAAP”). The primary differences in accounting principles, practices and methods used in preparing Simple’s financial statements in accordance with U.K. GAAP as compared to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the SEC’s Regulation S-X are as follows:

•

Under U.K. GAAP, Simple amortizes its goodwill over an estimated useful life of up to 20 years. For U.S. GAAP purposes, goodwill is no longer amortized (since January 1, 2002) and instead is tested for impairment annually or more frequently if significant events or changes indicate possible impairment.

•

Under U.K. GAAP, Simple capitalizes its costs to maintain its trade names and amortizes these amounts over an estimated useful life of up to 20 years, whereas for U.S. GAAP purposes these costs are expensed as incurred.

•

Under U.K. GAAP, Simple classifies certain trade promotion expenditures as part of selling and distribution costs, whereas for U.S. GAAP purposes these amounts must be classified as reductions of net sales.

(b)	The following pro forma financial statements of the Company and Simple on a combined basis, which are required to be filed pursuant to Item 9.01 (b) of Form 8-K, are attached hereto as Exhibit 99.3:

Alberto-Culver Company and Simple Health & Beauty Group Limited Unaudited Condensed Combined Pro Forma Financial Statements as of and for the Year Ended September 30, 2009

•	Unaudited Condensed Combined Pro Forma Statement of Earnings for the Year Ended September 30, 2009

•	Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009

•	Notes to Unaudited Condensed Combined Pro Forma Financial Statements

(d)	The following exhibits are included herein:

Number	Description

23	Consent of PricewaterhouseCoopers LLP

99.1	Simple Health & Beauty Group Limited consolidated financial statements as of and for the year ended December 31, 2008, filed pursuant to Item 9.01 (a) of Form 8-K

99.2	Simple Health & Beauty Group Limited consolidated financial statements (unaudited) as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008, filed pursuant to Item 9.01 (a) of Form 8-K

99.3	Unaudited condensed combined pro forma financial statements of Alberto-Culver Company and Simple Health & Beauty Group Limited filed pursuant to Item 9.01 (b) of Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO CULVER COMPANY

By:	/s/ RALPH J. NICOLETTI
Ralph J. Nicoletti
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

March 3, 2010

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